GUARANTY
                               (Subsidiary)

     THIS GUARANTY is made as of April 9, 1997, by XCL-China Ltd., a British Virgin Island corporation ("Guarantor"), in favor of ING (U.S.) Capital Corporation, a Delaware corporation, as agent for Lenders, as defined in the Credit Agreement described below (in such capacity "Agent").

                           RECITALS:

     1. XCL-Texas, Inc., a Texas corporation ("Borrower"), The Exploration Company of Louisiana, Inc. ("Parent"), and ING (U.S.) Capital Corporation, as Agent and Lenders (collectively, "Lenders") are parties to a Credit Agreement dated as of January 31, 1994 (herein, as from time to time amended, supplemented or restated, called the "Credit Agreement").

     2. Parent has, on behalf of Guarantor, requested Lenders to enter into a Forbearance Agreement of even date herewith with Borrower and Parent, by means of which Lenders will consent to Guarantor's borrowing of the "China Loans" referred to in such Forbearance Agreement, It is essential to Borrower's business that it obtain the China Loans and thus that it obtain Lenders' consent thereto.

     3. Parent owns directly, or indirectly through one or more subsidiaries, one hundred percent (100%) of the outstanding shares of all classes of Guarantor's stock and one hundred percent (100%) of the outstanding shares of all classes of Borrower's stock.

     4. Parent, Borrower, Guarantor, and the other direct and indirect subsidiaries of Parent are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

     5. The board of directors of Guarantor has determined that Guarantor's execution, delivery and performance of this Guaranty may reasonably be expected to benefit Guarantor, directly or indirectly, and are in the best interests of Guarantor.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantor from Lenders' consent to the China Loans under the Forbearance Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Lenders to enter into the Forbearance Agreement in reliance upon this Guaranty, Guarantor hereby agrees with Agent, for the benefit of Agent and Lenders, as follows:

                           AGREEMENTS

       Section 1. Definitions. Reference is hereby made to the Credit Agreement for all purposes. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. As used herein the following terms shall have the following meanings:

     "Agent" means the Person who, at the time in question, is the "Agent" under the Credit Agreement. Whenever ING (U.S.)
Capital Corporation is the only Lender under the Credit
Agreement, "Agent" shall also refer to ING (U.S.) Capital
Corporation in such capacity as the only Lender.

     "Lenders" means ING (U.S.) Capital Corporation and all other
Persons who at any time are "Lenders" under the Credit Agreement.

     "Obligations" means collectively all of the indebtedness, obligations, and undertakings which are guaranteed by Guarantor and described in subsections (a) and (b) of Section 2.

     "Obligation Documents" means this Guaranty, the Notes, the Credit Agreement, the Forbearance Agreement, the Loan Documents, all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other documents, instruments, agreements, certificates, legal opinions and other writings heretofore or hereafter delivered in connection herewith or therewith.

     "Obligors" means Borrower, Guarantor and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

     "Security" means any rights, properties, or interests of Agent or Lenders, under the Obligation Documents or otherwise, which provide recourse or other benefits to Agent or Lenders in connection with the Obligations or the non-payment or non-performance thereof, including collateral (whether real or personal, tangible or intangible) in which Agent or Lenders have rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

      Section 2.          Guaranty.

     (a) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Agent and each Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

          (i) the Notes, including all principal, all interest thereon and all other sums payable thereunder; and

          (ii) All other sums payable by Borrower under the other Obligation Documents, whether for principal, interest, fees or otherwise; and

          (iii) Any and all other indebtedness or liabilities which Borrower may at any time owe to Agent or any Lender, whether incurred heretofore or hereafter or concurrently herewith, voluntarily or involuntarily, whether owed alone or with others, whether fixed, contingent, absolute, inchoate, liquidated or unliquidated, whether such indebtedness or liability arises by notes, discounts, overdrafts, open account indebtedness or in any other manner whatsoever, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

     (b) Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Agent and each Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Agent or such Lender under, by reason of, or pursuant to any of the Obligation Documents.

     (c) If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, Guarantor will, forthwith upon demand by Agent, pay such Obligation in full to Agent for the benefit of Agent or the Lender to whom such Obligation is owed. If Borrower shall for any reason fail to perform promptly any Obligation, Guarantor will, forthwith upon demand by Agent, cause such Obligation to be performed or, if specified by Agent, provide sufficient funds, in such amount and manner as Agent shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Agent or such other Person as Agent shall designate.

     (d) If either Borrower or Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or (c) Guarantor will incur the additional obligation to pay to Agent, and Guarantor will forthwith upon demand by Agent pay to Agent, the amount of any and all expenses, including fees and disbursements of Agent's counsel and of any experts or agents retained by Agent, which Agent may incur as a result of such failure.

     (e) As between Guarantor and Agent or Lenders, this Guaranty shall be deemed a primary and liquidated liability of Guarantor.

     (f) Notwithstanding the foregoing or any other provisions of this Guaranty, it is agreed and understood that it is the intention of Guarantor, Agent and Lenders that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law, fraudulent conveyance or transfer law, or other similar federal or state law to the extent any such laws are applicable to this Guaranty. To effectuate the foregoing intention, Guarantor, Agent and Lenders irrevocably agree that the obligations of Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of Guarantor and after giving effect to any collections from or payments made by or on behalf of any other guarantor of the Obligations, result in the obligations of Guarantor under this Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal or state.

     Section 3.          Unconditional Guaranty.

     (a) No action which Agent or any Lender may take or omit to take in connection with any of the Obligation Documents, any of the Obligations (or any other indebtedness owing by Borrower to Agent or any Lender), or any Security, and no course of dealing of Agent or any Lender with any Obligor or any other Person, shall release or diminish Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Agent or any Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Agent or any Lender or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, Guarantor hereby expressly agrees that Agent and Lenders may, from time to time, without notice to or the consent of Guarantor, do any or all of the following:

          (i) Amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

          (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation
     Documents.

          (iii) Accelerate, change, rearrange, extend, or renew the time, terms, or manner for payment or performance of any one or more of the Obligations.

          (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

          (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Agent's or Lenders' rights in any or all Security.

          (vi) Discharge, release, substitute or add Guarantors and other Obligors.

          (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Agent and Lenders may determine to be in their best interests, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

     (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Agent or any Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of Guarantor:

          (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

          (ii) The failure by Agent or any Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

          (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Agent or any Lender.

          (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

          (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, Agent or any Lender.

          (vi) The fact that Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

          (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantor under this Guaranty.

     (c) Agent and Lenders may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other
Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Agent and Lenders may maintain an action against Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other
Obligor.

     (d) If any payment to Agent or any Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason
Agent or any Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Agent or such Lender shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Agent or such Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

     (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

     Section 4. Waiver. Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Obligation Documents:

     (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that:
(i) Guarantor shall take full responsibility for informing itself of such matters, (ii) neither Agent nor any Lender shall have any responsibility of any kind to inform Guarantor of such matters, and (iii) Agent and Lenders are hereby authorized to assume that Guarantor, by virtue of its relationships with Borrower which are independent of this Guaranty, has full and complete knowledge of such matters whenever Lenders extend credit to Borrower or take any other action which may change or increase Guarantor's liabilities hereunder).

     (b) notice that Agent, any Lender, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

     (c) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or nonperformance.

     (d) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies
(as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

     Section 5. Exercise of Remedies. Agent and each Lender shall have the right to enforce, from time to time, in any order and at Agent's or such Lender's sole discretion, any rights, powers and remedies which Agent or such Lender may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and Guarantor shall be liable to Agent and each Lender hereunder for any deficiency resulting from the exercise by Agent or any Lender of any such right or remedy even though any rights which Guarantor may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Obligation
Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Agent and each Lender provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Agent and each Lender hereunder are not conditional or contingent on any attempt by Agent or any Lender to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

      Section 6. Waiver of Subrogation. Guarantor shall have no right to be subrogated to Agent or to contribution or reimbursement from Borrower on account of this Guaranty, and Guarantor hereby waives such right of subrogation or contribution or reimbursement and any other right to enforce any remedy which Guarantor may have against Borrower and any right to participate in any Security on account of any such rights. If any amount shall be paid to Guarantor on account of any purported subrogation rights or other remedy or Security, such amount shall be held in trust for the benefit of Agent and shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Agent to be held by Agent as collateral for, or then or at any time thereafter applied in whole or in part by Agent against, all or any portion of the Obligations, whether matured or unmatured, in such order as Agent shall elect.

     Section 7. Successors and Assigns. Guarantor's rights or obligations hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of Guarantor, as well as Guarantor. This Guaranty shall apply to and inure to the benefit of Agent and Lenders and their successors or assigns. Without limiting the generality of the immediately preceding sentence, Agent and each Lender may (except as otherwise provided in the Credit Agreement) assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Agent and each Lender may assign or otherwise transfer its rights or any portion thereof under any Obligation Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Agent or such Lender hereunder unless otherwise expressly provided by Agent or such Lender in connection with such assignment or transfer.

      Section 8. Subordination; Offset. Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by Borrower to Guarantor, and the provisions of that certain Intercompany Subordination
Agreement dated of even date herewith among Guarantor, Agent and Borrower are expressly incorporated herein by reference.
Guarantor hereby grants to Lender a right of offset to secure the payment of Guarantor's obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of Guarantor now or hereafter held or received by or in transit to Agent or any Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of Guarantor at any time existing against Agent or any Lender. Upon the occurrence of any Default or Event of Default Agent and each Lender is hereby authorized at any time and from time to time, without notice to Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against Guarantor's obligations and liabilities hereunder irrespective of whether or not Agent or such Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured.
Agent and each Lender agrees promptly to notify Parent after any such offset and application made by Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Agent and each Lender under this Section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Agent and Lenders may have.

      Section 9. Representations and Warranties. Guarantor hereby represents and warrants to Agent and each Lender as follows:

     (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

     (b) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth in the Recitals to this Guaranty; and Guarantor has all requisite power and authority to execute, deliver and perform this Guaranty.

     (c) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action and do not and will not contravene its certificate or articles of incorporation or bylaws.

     (d) The execution, delivery and performance by Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Guarantor or any of its properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

     (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty.

     (f) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

     (g) There is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against or otherwise affecting Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect Guarantor's financial condition or its ability to perform its obligations hereunder.

     (h) The direct or indirect value of the consideration received and to be received by Guarantor in connection herewith is reasonably worth at least as much as the liability and obligations of Guarantor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit Guarantor, directly or indirectly.

     (i) Guarantor is not "insolvent" on the date hereof (that is, the sum of Guarantor's absolute and contingent liabilities, including the Obligations, does not exceed the fair market value of Guarantor's assets). Guarantor's capital is adequate for the businesses in which Guarantor is engaged and intends to be engaged. Guarantor has not incurred (whether hereby or otherwise), nor does Guarantor intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

     (j) All balance sheets, earning statements, financial data and other information concerning Guarantor which have been furnished to Agent and each Lender to induce it to accept this Guaranty (or otherwise furnished to Agent and each Lender in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of Guarantor as of the dates and the results of Guarantor's operations for the periods for which the same are furnished.

      Section 10. No Oral Change. No amendment of any provision of this Guaranty, no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and made in accordance with
Section 9.1(a) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 11. Invalidity of Particular Provisions. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

      Section 12. Headings and References. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty,"
"this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases
"this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      Section 13. Term. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed or waived, no Lender has any obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Obligation Documents have been completely performed or waived, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Agent or Lenders to Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

     Section 14. Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, addressed to the appropriate party at the address set forth for such party on the signature page hereto, or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address or in the manner provided herein, (b) in the case of telecopy, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail.

      Section 15. Limitation on Interest. Agent, Lenders and Guarantor intend to contract in strict compliance with applicable usury law from time to time in effect, and this Guaranty is subject to the provisions of Section 9.6 of the Credit Agreement.


      Section 16. Loan Document. This Guaranty is a Loan Document, as defined in the Credit Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents.

      Section 17. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty.

      SECTION 18. GOVERNING LAW. THIS GUARANTY IS TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED AND
ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD
TO PRINCIPLES OF CONFLICTS OF LAW.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.


Address:                                XCL-CHINA LTD.

110 Rue Jean Lafitte
Lafayette, LA  70508
                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________


Address of Agent:

135 East 57th Street
New York, New York 10022-2101
Attn:  Trond O. Rokholt